Segment reporting	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Segment reporting
7.	Segment reporting

The Company’s business activities are conducted as one operating segment – Air transportation, the reporting results of which are regularly reviewed by management for purposes of analyzing its performance and making decisions about resource allocations. Information concerning operating revenue by geographic area for the period ended December 31 is as follows (in millions):

	2017	2016	2015
North America	$610.0	$638.9	$559.6
Panama	413.5	371.6	374.2
Central America and the Caribbean	275.3	273.6	289.0
Brazil	363.7	245.4	290.6
Colombia	197.9	146.1	174.2
Others South America	667.2	546.2	566.1

	$2,527.6	$2,221.8	$2,253.7

The Company attributes revenue to the geographic areas based on point of sales. Our tangible assets and capital expenditures consist primarily of flight and related ground support equipment, which is mobile across geographic markets and, therefore, has not been allocated.